SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 16, 2017

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

www.tsys.com

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2017, the Board of Directors of Total System Services, Inc. (“TSYS”) elected F. Thaddeus Arroyo and Richard A. Smith as directors of TSYS, effective immediately, to serve until TSYS’ 2018 Annual Meeting of Shareholders. Mr. Arroyo is Chief Executive Officer of AT&T Business, AT&T Inc., and Mr. Smith is Chairman, Chief Executive Officer and President of Realogy Holdings Corp. In connection with their elections, the Board of Directors increased its size from 10 to 12 directors, and Mr. Arroyo and Mr. Smith joined the Board of Directors to fill the resulting vacancies.

Mr. Arroyo was also appointed as a member of the Technology Committee and Mr. Smith was appointed as a member of the Compensation Committee.

The Board of Directors has determined that each of Mr. Arroyo and Mr. Smith is an independent director under the New York Stock Exchange listing standards and TSYS’ independence guidelines, as set forth in its Corporate Governance Guidelines.

Mr. Arroyo and Mr. Smith will participate in the compensation program for non-employee directors as set forth in Exhibit 10.1 of TSYS’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on May 4, 2017, with such compensation to initially be paid on a pro rata basis. In connection with their appointment to TSYS’ Board, TSYS will enter into the form of indemnification agreement for directors, a copy of which is filed as Exhibit 10.1 to TSYS’ Current Report on From 8-K dated July 25, 2007, with Mr. Arroyo and Mr. Smith.

There are no arrangements or understandings between either Mr. Arroyo or Mr. Smith and any other person pursuant to which Mr. Arroyo and Mr. Smith were elected as directors. Neither Mr. Arroyo nor Mr. Smith are parties to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, TSYS has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Dated: October 17, 2017	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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